THE
                                    PROACTIVE
                             ASSET ALLOCATION FUNDS



                                [LOGO] Sailboat



                                       THE
                            OPTI-FLEX(R) DYNAMIC FUND

                                  ANNUAL REPORT

                                DECEMBER 31, 1998



                 This report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                           THE OPTI-flex(R) Dynamic Fund


                                                          February 15, 1999

Dear Fellow Shareholders:

We are pleased that our 1998 total return of 7.28% was an improvement over our 1997 total return of 5.02%. Our 7.28% return was only slightly below the median return 7.4% for over 2,000 mutual funds and indices in the FastTrack database for 1998. However, we are not yet satisfied with our past performance on either an absolute or relative performance basis. The first and third quarters of the year were quite good for us, but we substantially underperformed the market in the 2nd and 4th quarters of the year. We were happy that our positive performance of +4.33% during the third quarter of the year, when most mutual funds were losing money, was good enough to place us on the "Third Quarter Best Performers" list by the Wall Street Journal, based on statistical data supplied by Lipper Analytical Services. However our heavy weighting in the Caldwell & Orkin Market Opportunity Fund, which helped us so much in the 3rd quarter, hurt us in the 4th quarter by having a slight loss and holding our gain to only +0.87%, while the stock market averages were rising considerably. See the following chart for past performance comparison.

Past performance is not indicative of future performance. A one year 1% Contingent Deferred Sales Charge (CDSC) has not been deducted from the values shown. Imposition of the 1% CDSC would reduce the Fund value for amounts invested in the Fund for less than one year.

[GRAPH] The following information was presented as a line graph:

              OPTI-flex(R) DYNAMIC vs. Dow Jones World Stock Index
                      October 1, 1996 to December 31, 1998

                    OPTI-flex(R)        Dow Jones World
                    DYNAMIC FUND          Stock Index
                    ------------          -----------
9/30/96               $10,000                $10,000
12/31/96              $10,322                $10,362
3/31/97               $10,403                $10,312
6/30/97               $11,014                $11,763
9/30/97               $11,565                $12,160
12/31/97              $10,840                $11,700
3/31/98               $11,685                $13,267
6/30/98               $11,051                $13,505
9/30/98               $11,529                $11,800
12/31/98              $11,629                $14,239


Annualized                        Since
Returns            1 year      Inception
-------            ------      ---------
OPTI-flex(R)        7.28%          6.94%
DJW-X              21.70%         17.01%

As you may know, my wife and I are the largest stockholders in the OPTI-flex(R) DYNAMIC Fund, owning over 22% of the outstanding shares. Consequently I have a common interest with you in attempting to manage the Fund according to its objective, which is "to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks." Although the first part of that objective is yet to be realized over the life of the Fund, we have had to learn how to deal with some new restrictions, and 2 1/4 years is not long enough to be considered the "long-term". The 3rd quarter of last year gave us an opportunity to exhibit less investment risk than the stock market averages, and we believe we did very well. During that quarter, while our Fund was rising +4.33%, the Dow Jones World Stock Index was falling -12.62%. We believe 1999 will give us a major opportunity to show what we can do during an adverse stock market period. We believe we are prepared for the challenge.

Thank you for the confidence that you continue to place in us. As of the above date for 1999, our Fund is performing ahead of the Dow Jones World Stock Average, the Dow Jones Composite Average, the S&P 500 Index and almost 80% of the mutual funds and indices in the FastTrack database. Please note that we have moved our offices to Lake St. Louis. You are most welcome to stop by and visit with us the next time you are in the area. We are looking forward to providing you and your family with superior service for many years to come.

                                             Sincerely yours,

                                             /s/ C. Martin Unterreiner

                                             C. Martin Unterreiner,
                                             OPTI-flex(R) Money Manager

2

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                           THE OPTI-flex(R) Dynamic Fund


                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998



                                                       SHARES           VALUE
                                                 ------------    ------------
MUTUAL FUNDS - 100.0%
   Caldwell & Orkin Market Opportunity Fund          397,160  $    8,217,230
   Montgomery Global Long Short Fund                 147,332       2,089,174
   Oppenheimer Gold and Special Minerals Fund         92,789         858,298
   Franklin Gold Fund                                 98,586         775,870
   INVESCO Strategic Gold Fund #                     383,734         725,257
   Montgomery Partners Macro Cap Systematic Fund      10,826         124,930
   Montgomery Partners Small Cap Systematic Fund       3,367          38,248
   Flex-funds Money Market Fund                        3,898           3,898
                                                                  -----------
TOTAL MUTUAL FUNDS
   (Cost $12,534,848)                                             12,832,905
                                                                  -----------

TOTAL INVESTMENTS - 100%
   (Cost $12,534,848)                                         $   12,832,905
                                                                  ===========

#  Represents non-income producing security.

See accompanying notes to financial statements.

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                           THE OPTI-flex(R) Dynamic Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



 Assets:

    Investments, at market
       value (cost $12,534,848)                  $ 12,832,905
    Interest receivable                                    24
    Receivable from advisor                            17,910
    Unamortized organization costs                     41,220
    Prepaid expense and other assets                   25,658
    Total Assets                                   12,917,717

 Liabilities:

    Management fees payable                            24,073
    12b-1 fees payable                                 24,126
    Organizational costs due to advisor                44,997
    Shareholder services fees payable                   7,333
    Other accrued liabilities                          25,706
    Total Liabilities                                 126,235

 Net Assets                                      $ 12,791,482

 Components of Net Assets:

    Capital                                      $ 12,537,410
    Accumulated net investment (gain) loss            (66,085)
    Accumulated undistributed net realized gains
      from investment transactions                     22,100
    Net unrealized appreciation of investments        298,057
    Total Net Assets                             $ 12,791,482

 Capital Stock Outstanding                          1,222,987

 Net Asset Value -- Offering and Redemption Price  $    10.46
   Per Share

 See accompanying notes to financial statements.

                           THE OPTI-flex(R) Dynamic Fund


                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



 Investment Income:

    Dividends                                    $    201,450
    Interest                                           27,636
    Total Investment Income                           229,086

 Fund Expenses:

    Investment advisory fees                           96,164
    Distribution expense                               96,164
    Shareholder service fee                            32,054
    Transfer agent and accounting fees                 31,427
    Administrative fees                                30,050
    Registration and filing fees                       29,399
    Trustee fees                                       18,050
    Amortization of organization costs                 14,987
    Audit fees                                         11,993
    Insurance expense                                   9,770
    Custodian fees                                      8,413
    Other expenses                                      4,380
    Total Expenses                                    382,851

       Expenses voluntarily reimbursed by advisor     (74,553)
       12b-1 expenses reduced                          (7,192)

    Net Expenses                                      301,106

 Net Investment Income (Loss)                         (72,020)

 Realized and Unrealized Gains from Investments

    Net realized gains from investment transactions   640,705
    Net change in unrealized appreciation
      of investments                                  365,142
    Net Realized and Unrealized Gains from
      Investments                                   1,005,847

 Net Increase in Net Assets Resulting
      from Operations                            $    933,827

 See accompanying notes to financial statements.

                           THE OPTI-flex(R) Dynamic Fund


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year Ended  Year Ended
                                                   December    December
                                                   31, 1998    31, 1997
 Increase (Decrease) In Net Assets:

    Operations:

       Net investment income (loss)               $   (72,020)$    35,805
       Net realized gains from investment
         transactions                                 640,705     476,703
       Net change in unrealized appreciation
         (depreciation)                               365,142     (64,715)

       Net Increase in Net Assets Resulting from
         Operations                                   933,827     447,793

    Dividends and Distributions to Shareholders:

       From net investment income                         ---     (29,870)
       From net realized gains                            ---    (476,703)
       In excess of net realized gains                    ---    (618,605)

       Net Decrease in Net Assets Resulting from Di       ---  (1,125,178)

    Capital Transactions:

       Proceeds from shares subscribed              1,949,493   8,429,617
       Reinvestment of dividends                          ---   1,095,529
       Cost of shares redeemed                     (3,621,361) (2,124,308)

       Net Increase (Decrease) in Net Assets
        Resulting from Capital Transactions        (1,671,868)  7,400,838


    Total Increase (Decrease) In Net Assets          (738,041)  6,723,453

    Net Assets - Beginning of Period               13,529,523   6,806,070

    Net Assets - End of Period                    $12,791,482 $13,529,523


    Share Transactions:

       Subscribed                                     194,882     802,295
       Reinvested                                         ---     112,362
       Redeemed                                      (359,249)   (199,325)

       Net Increase (Decrease) in Shares Outstanding (164,367)    715,332


 See accompanying notes to financial statements.

THE OPTI-flex(R) Dynamic Fund


FINANCIAL HIGHLIGHTS

                                                               Year Ended    Year Ended       October 1, 1996 (1)
                                                               December 31,  December 31,     through December 31,
                                                               1998          1997             1996
 Net Asset Value, Beginning of Period                         $      9.75   $     10.13      $   10.00

 Investment Operations:
   Net investment income (loss)                                     (0.06)         0.03           0.09
   Net gains from investments (realized and unrealized)              0.77          0.47           0.23

   Total                                                             0.71          0.50           0.32

 Distributions:
   From net investment income                                         ---         (0.02)         (0.09)
   From net realized gains                                            ---         (0.38)         (0.10)
   In excess of net realized gains                                    ---         (0.48)           ---

   Total                                                              ---         (0.88)         (0.19)

 Net Asset Value, End of Period                               $     10.46   $      9.75      $   10.13

 Total Return                                                        7.28%         5.02%          3.22%(2)

 Ratios/Supplemental Data:

   Net assets, end of period (000)                            $    12,791   $    13,530      $   6,806
   Ratio of expenses to average net assets (5)                       2.35%         2.35%          2.39%(3)
   Ratio of net investment income (loss) to average net assets      -0.56%         0.32%         17.25%(3)(4)
   Ratio of expenses to average net assets, before voluntary         2.99%         3.33%         14.61%(3)
     fee reductions (5)
   Ratio of net investment income (loss) to average net assets      -1.20%        -0.66%          5.03%(3)
     before voluntary fee reductions (5)
   Portfolio turnover rate                                        1574.17%      1237.35%         18.77%

(1)  Date of commencement of operations.

(2)  Not annualized.

(3)  Annualized.

(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.

(5) These ratios exclude the expenses of the mutual funds in which the Fund invests.

 See accompanying notes to financial statements.

                           THE OPTI-flex(R) Dynamic Fund

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

1. ORGANIZATION

The PROACTIVE Asset Allocation Funds Trust was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The OPTI-flex(R) Dynamic Fund (the "Fund"), a series of the PROACTIVE Asset Allocation Fund, commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Security Transactions - The Fund records purchases and sales of investments on the trade date. The Fund calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

Dividends and Distributions -- Dividends to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income annually. The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in

8

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                           THE OPTI-flex(R) Dynamic Fund

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               DECEMBER 31, 1998

nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption by the stockholders of any of the initial 10,000 shares will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial shares redeemed to the aggregate amount of the initial shares then outstanding after taking into account any prior redemptions of any of the initial shares.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million. During the year ended December 31, 1998, PROACTIVE voluntarily reimbursed expenses of the Fund so that total expenses of the Fund would not exceed 2.40% of average daily net assets.

During the year ended December 31, 1998 fee waivers and reimbursements of $81,745 were required to achieve the recorded expense ratios. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor.

4. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales, excluding short-term investments and U.S. Government and agency obligations were $201,228,809 and $199,854,902, respectively.

As of December 31, 1998, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                  Investments    Unrealized      Unrealized     Net Unrealized
                    at cost     Appreciation    Depreciation     Appreciation
Opti-flex
Dynamic Fund     $12,534,848     $404,228        ($106,171)       $298,057

5. FEDERAL TAX INFORMATION (UNAUDITED)

At December 31, 1998, the OPTI-flex(R) Dynamic Fund had unused capital loss carryforwards of $1,175,074 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.

                                                                            9

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                           THE OPTI-flex(R) Dynamic Fund


                          Independent Auditors' Report

The Shareholders and Board of Trustees of
The Proactive Asset Allocation Funds-The OPTI-flex(R) Dynamic Fund:

We have audited the accompanying statement of assets and liabilities of the OPTI-flex(R) Dynamic Fund (the Fund), including the portfolio of investments, as of December 31, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the OPTI-flex(R) Dynamic Fund at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP

Columbus, Ohio
February 19, 1999


10

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--------------------------------------------------------------------------------
                          THE OPTI-FLEX(R) DYNAMIC FUND
--------------------------------------------------------------------------------


                               INVESTMENT ADVISOR
                        PROACTIVE Money Management, Inc.


                                   DISTRIBUTOR
                       PROACTIVE Financial Services, Inc.


                     ADDRESS OF FUND, ADVISOR, & DISTRIBUTOR
                              21 Hawk Ridge Circle
                            Lake St. Louis, MO 63366
                                  800-873-3371
                                  314-561-0100


                                    CUSTODIAN
                                 Star Bank, N.A.
                                Star Bank Center
                                425 Walnut Street
                              Cincinnati, OH 45202


                            TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT
                          Mutual Funds Service Company
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  888-587-3539
                         614-798-3149 (in Central Ohio)


                                  LEGAL COUNSEL
                     Armstrong, Teasdale, Schlafly, & Davis
                             One Metropolitan Square
                            St. Louis, MO 63102-2740


                                    AUDITORS
                                    KPMG LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215


                                                                            11


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[LOGO] Sailboat     PROACTIVE Asset Allocation Funds
                    21 Hawk Ridge Circle
                    Lake St. Louis, MO 63366